Subsequent events	12 Months Ended
Dec. 31, 2013
Subsequent events [Abstract]
Subsequent events

25. Subsequent events

On January 24, 2014, Xinyuan (China) Real Estate, Ltd. completed a purchase of a parcel of land in Sanya, Hainan Province by acquiring 100% of the equity interest of the Sanya Beida Science and Technology Park Investment, Ltd, a local privately-held real estate company in Sanya for a total acquisition price of RMB356.9 million (approximately US$58.5 million).

On January 29, 2014, Xinyuan Real Estate (Chengdu) Co., Ltd. acquired a parcel of land in Chengdu, Sichuan Province for a purchase price of RMB933.8 million, equivalent to US$153.2 million.

On February 24, 2014, Kunshan Xinyuan Real Estate Co., Ltd. signed an agreement to acquire 100% of the equity interest of Shanghai Junxin Real Estate Company for the purpose of acquiring a parcel of land in Shanghai with a purchase price of approximately RMB919.0 million (approximately US$150.7 million). The acquisition and share transfer of Shanghai Junxin Real Estate Company have been completed on April 11, 2014.

On March 12, 2014, Xinyuan (China) Real Estate, Ltd. acquired a parcel of land in Changsha, Hunan Province for a purchase price of RMB682.5 million, equivalent to US$111.9 million.

During the period from March 7, 2014 to March 28, 2014, 3,079,428 common shares were repurchased at a total cost of US$7,610,787.

 From January 1 to April 21, 2014, the Group obtained debt borrowings through construction loans and entrusted loans with an aggregate amount of approximately US$275.1 million, which are mainly secured by the Group's land use rights, real estate property under development and 100% equity interest of Jiantou Xinyuan, Henan Wanzhuo, Beijing Wanzhong and Suzhou Xinyuan.